EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of Enviva Inc. ("Enviva"), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Thomas Meth, President and Chief Executive Officer of Enviva, and Shai S. Even, Executive Vice President and Chief Financial Officer of Enviva, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Enviva.

Date: May 3, 2023

	By:	/s/ THOMAS METH
		Name:	Thomas Meth
		Title:	President and Chief Executive Officer

Date: May 3, 2023

	By:	/s/ SHAI S. EVEN
		Name:	Shai S. Even
		Title:	Executive Vice President and Chief Financial Officer